Other assets	12 Months Ended
Dec. 31, 2025
Other assets
Other assets

10Other assets

Other non-current assets

Other non-current assets include the following:

Investments in convertible loans	As of December 31,
in 000€	2025	2024	2023
Convertible loan	—	3,994	3,744
Total	—	3,994	3,744

The Group granted a convertible loan to Fluidda in January 2019, with a notional amount of K€2,500. The convertible loan is accounted for as a financial asset measured at fair value with changes in fair value through the income statement. The carrying value of the convertible loan amounts to K€0 at December 31, 2025 following a full repayment, including all capitalized interests, by Fluidda in November 2025. The convertible loan had a duration of 7 years with a 10% annual interest rate which was capitalized. We refer also to Note 3 and Note 20.

Other non-current assets	As of December 31,
in 000€	2025	2024	2023
Tax credits	4,965	4,520	4,467
Guarantees and deposits	408	423	493
Other	610	950	541
Total	5,983	5,893	5,501

The non-current tax credits mainly relate to Belgian R&D tax credits, recoverable between 2027 and 2031.

Other current assets

Other current assets include the following:

	As of December 31,
in 000€	2025	2024	2023
Deferred charges	6,015	5,301	4,486
Tax credits	802	1,024	814
Accrued income	91	641	611
Other tax receivables	2,700	4,145	2,466
Grants	5,495	6,784	372
Other non-trade receivables	388	271	272
Derivatives	43	—	139
Total other current assets	15,533	18,166	9,160

The other tax receivables include Value Added Tax (VAT) receivables and corporate tax receivables.

The amount of grants at December 31, 2025 includes government grants awarded but still to be received related to the investment in a new production facility in ACTech. These grants are conditional upon the fulfillment of specified employee hiring targets and environmental requirements. Based on the status at year - end, these conditions had been met. Refer to note 3 to our Material Accounting Policies for the related Government Grants.